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                                                                   EXHIBIT 23(a)
                                                 CONSENT OF INDEPENDENT AUDITORS



CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of ASP Ventures Corp. on Form S-8 of our report dated April 6, 2000 appearing in the Annual Report on Form 10-KSB of ASP Ventures Corp. for the year ending December 31, 1999.

/s/ Deloitte & Touche LLP

Chartered Accountants
Vancouver, Canada
December 11, 2000